UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2020

ATHENEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38112	43-1985966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Main Street, Suite 600, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 427-2950

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On September 8, 2020, Athenex, Inc. (the “Company”) issued a press release announcing the inclusion of oral paclitaxel plus encequidar (“Oral Paclitaxel”) in the I-SPY 2 TRIAL sponsored by Quantum Leap Healthcare Collaborative. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The Company is scheduled to host a conference call and webcast on September 8, 2020 commencing at 10:30 a.m. Eastern Time at which the Company will discuss Oral Paclitaxel’s inclusion in the I-SPY 2 TRIAL and related updates. Management will make a presentation at the event and the slides that will be provided during this presentation are furnished as Exhibit 99.2 to this Current Report on Form 8-K. The details regarding the conference call are included in the press release which is attached hereto as Exhibit 99.1. The live conference call and replay can also be accessed via audio webcast at the Company’s website www.athenex.com under the Investor Relations tab.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 attached hereto) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 8, 2020

99.2	Conference Call and Webcast Presentation dated September 8, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENEX, INC.

Date: September 8, 2020	/s/ Randoll Sze
	Name:	Randoll Sze
	Title:	Chief Financial Officer